UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 30, 2004

FOSSIL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19548	75-2018505
(Commission File Number)	(IRS Employer Identification No.)

2280 N. Greenville Avenue Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-2525
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                  Entry into a Material Definitive Agreement

On September 30, 2004, Fossil Partners, L.P. (the “Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors, executed the renewal of a Loan Agreement and Revolving Line of Credit Note (the “Revolver”) with Wells Fargo Bank, National Association, a national banking association (“Payee”), dated September 23, 2004, whereby Wells Fargo will provide a revolving line of credit of up to $50,000,000.  The Revolver is secured by 65% of the issued and outstanding shares of certain subsidiaries of the Company pursuant to a Stock Pledge Agreement.  The Revolver requires the maintenance of net worth, quarterly income, working capital and financial ratios.  Borrowings under the Revolver shall bear interest at the option of Borrower (i) at the LIBOR base rate plus 50 basis points, or (ii) at the lesser of (a) the higher of the bank’s prime rate less 1% or 3.0%, or (b) the maximum rate allowed by law.  The Borrower may prepay the Revolver without penalty.  Wells Fargo may accelerate the note to be immediately due and payable if the Borrower fails to pay any part of the principal or interest of the Revolver, or upon an Event of Default.  The Borrower will use the proceeds for working capital needs and for general corporate purposes.  There are no borrowings currently outstanding under the Revolver.  A copy of the Loan Agreement, Revolving Line of Credit Note and Stock Pledge Agreement are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this current report on Form 8-K.

The foregoing descriptions of the Loan Agreement, Revolving Line of Credit Note and Stock Pledge Agreement are qualified in their entirety by the full text of each such documents, which are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See our discussion under Item 1.01 with respect to our entry into a Loan Agreement, Revolving Line of Credit Note and a Stock Pledge Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

Not applicable.

(b)         Pro forma financial information.

Not applicable.

(c)          Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

10.1

Loan Agreement, by and among, Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Intermediate Leasing, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and FMW Acquisition, Inc., dated September 23, 2004

10.2	Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking, dated September 23, 2004

10.3	Stock Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2004	FOSSIL, INC.

	By:	/s/ Kosta Kartsotis
	Name:	Kosta Kartsotis
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1

Loan Agreement, by and among, Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Intermediate Leasing, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and FMW Acquisition, Inc., dated September 23, 2004

10.2	Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking, dated September 23, 2004

10.3	Stock Pledge Agreement